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                         VAN KAMPEN EQUITY INCOME FUND

                        SUPPLEMENT DATED AUGUST 19, 1999
                                     TO THE
                        PROSPECTUS DATED APRIL 30, 1999
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 3, 1999

    The section of the Prospectus entitled "INVESTMENT ADVISORY
SERVICES -- PORTFOLIO MANAGEMENT" is deleted in its entirety and replaced with the following:

    The Fund is managed by a management team of James A. Gilligan, Senior Portfolio Manager, Scott Carroll, Portfolio Manager and James O. Roeder, Portfolio Manager. Mr. Gilligan has been primarily responsible for managing the Fund's investment portfolio since January 1990. Mr. Gilligan has been Senior Vice President and Portfolio Manager of the Adviser since September 1995 and of Advisory Corp. since June 1995. Prior to that time, Mr. Gilligan was Vice President and Portfolio Manager of the Adviser. Mr. Carroll has been a Portfolio Manager of the Fund since July 1997 and has been employed by the Adviser and Advisory Corp. since December 1996, and a Vice President of the Adviser and Advisory Corp. since February 1999. Prior to December 1996, Mr. Carroll was an Equity Analyst with Lincoln Capital Management Company. Prior to September 1992, Mr. Carroll was a Senior Internal Auditor with Pittway Corporation. Mr. Roeder has been a Portfolio Manager of the Fund since May 1999 and a Vice President of the Adviser and Advisory Corp. since May 1999. Prior to that time, Mr. Roeder was an analyst with Midwest Research and prior to that, an analyst with Duff & Phelps Equity Research.